Exhibit 10.7

ZP HOLDINGS, INC.

INTELLECTUAL PROPERTY SECURITY AGREEMENT

THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT (this “Agreement”) is entered into as of April 26, 2012 by and among ZP Holdings, Inc., a Delaware corporation, (“Grantor”), and BioMed Realty Holdings, Inc., a Maryland corporation (“Secured Party”).

RECITALS

A. Secured Party has made certain financial accommodations to Grantor as evidenced by that certain Secured Promissory Note dated as of even date herewith executed by Grantor in favor of Secured Party (the “Note”), such financial accommodations being referred to herein as the “Loan.” Secured Party is willing to make the Loan to Grantor, but only upon the condition, among others, that Grantor grant to Secured Party a security interest in certain Intellectual Property of Grantor to secure the obligations of Grantor under the Note, the Security Agreement, the Pledge Agreement, the Support Agreement and this Agreement (collectively, the “Loan Documents”).

B. Pursuant to the terms of that certain Security Agreement, dated of even date herewith, by and among Grantor and Secured Party (as the same may be amended, restated, modified or supplemented from time to time, the “Security Agreement”), Grantor has granted to Secured Party a security interest in all of Grantor’s right, title and interest in, to or under all of the Grantor’s assets. All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Security Agreement.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, Grantor hereby represents, warrants, covenants and agrees as follows:

As collateral security for the full, prompt, complete and final payment when due (whether at stated maturity, by acceleration or otherwise) of all of the Secured Obligations, Grantor hereby grants and pledges to Secured Party a security interest in all of Grantor’s right, title and interest in, to and under its Intellectual Property (including without limitation those Copyrights, Patents and Trademarks (and applications thereof) listed on Exhibits A, B, and C hereto), including without limitation the right to sue or otherwise recover for any past, present and future infringement, dilution, misappropriation, or other violation or impairment thereof, including the right to receive all proceeds therefrom, including without limitation license fees, royalties, income, payments, claims, damages and proceeds of suit, now or hereafter due and/or payable with respect thereto. Grantor may not sell, lease transfer or otherwise dispose of any Intellectual Property without the consent of Secured Party, other than (a) the granting of Licenses in the ordinary course of business (including exclusive licenses where such exclusivity applies only with respect to the practice of Grantor’s technology platform to develop, manufacture and/or commercialize a particular product, whether on a worldwide basis or in particular geographic areas), in each case upon commercially reasonable terms that are not materially less favorable to Grantor than would be obtained in an arms-length transaction with a non-affiliated Person, where such licenses or similar arrangements do not comprise the disposition, in a single transaction or series of related transactions, of all or substantially all the assets of Grantor (other than in connection with a Sale (as defined in the Note) in which all of the Obligations (as defined in the Note) are fully satisfied) or (b) pursuant to a Sale (as defined in the Note) in which all of the Obligations (as defined in the Note) are fully satisfied; provided that if Grantor sells, leases, transfers or otherwise disposes of any Intellectual Property upon consent of Secured Party, Secured Party shall retain a security interest in any proceeds that are received in connection with such sale, lease, transfer or other disposition of Intellectual Property.

Notwithstanding the foregoing, the grant, assignment and transfer of a security interest as provided herein shall not extend to “intent-to-use” trademarks at all times prior to the first use thereof, whether by the actual use thereof in commerce, the recording of a statement of use with the United States Patent and Trademark Office or otherwise.

This security interest is granted in conjunction with the security interest granted to Secured Party under the Security Agreement, which is incorporated herein by reference (including, without limitation, Section 11.2 of the Security Agreement). The rights and remedies of Secured Party with respect to the security interest granted hereby are subject to the terms of the Security Agreement and are in addition to those set forth in the Security Agreement and the other Loan Documents, and those which are now or hereafter available to Secured Party as a matter of law or equity. Each right, power and remedy of Secured Party provided for herein or in the Security Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by the Secured Party of any one or more of the rights, powers or remedies provided for in this Agreement, the Security Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Secured Party, of any or all other rights, powers or remedies. In the event that any provision of this Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

Grantor represents and warrants that Exhibits A, B, and C attached hereto set forth any and all intellectual property rights in connection to which Grantor has registered or filed an application with either the United States Patent and Trademark Office or the United States Copyright Office, as applicable, as of the date first written above.

None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Grantor and Secured Party.

This Agreement and all obligations of Grantor hereunder shall be binding upon the successors and assigns of Grantor, and shall, together with the rights and remedies of Secured Party hereunder, inure to the benefit of Secured Party, any future holder of any of the Secured Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner affect the lien granted to Secured Party hereunder.

In all respects, including all matters of construction, validity and performance, this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the

2.

State of New York applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, except to the extent that the UCC provides for the application of the law of a different jurisdiction.

(Signature Pages Follow)

IN WITNESS WHEREOF, each of Grantor and Secured Party has caused this Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

GRANTOR:

ZP HOLDINGS, INC. a Delaware corporation

By:	/s/ Vikram Lamba

Name:

Title:

Address:

34790 Ardentech Court

Fremont, CA 94555

(Signature Page to IP Security Agreement)

SECURED PARTY

BIOMED REALTY HOLDINGS, INC. a Maryland corporation

By:	/s/ Greg N. Lubushkin

Name:	Greg N. Lubushkin

Title:	CFO

(Signature Page to IP Security Agreement)

Exhibit A

Copyrights

ZP Holdings, Inc. Copyrights:	None.

Zosano Pharma, Inc. Copyrights:	None.

Exhibit B

Patents

ZP Holdings, Inc. patents:	None.

Zosano Pharma, Inc. patents:	Patent rights licensed pursuant to:

	•	Intellectual Property License Agreement, dated October 5, 2006, by and between the Company and ALZA Corporation.

	•	License Agreement Amendment No. 1, dated October 5, 2006, by and among ALZA Corporation, Carnegie Mellon University and the Company and related Sublicense Agreement by and between the Company and ALZA Corporation, dated October 5, 2006.

Exhibit C

Trademarks

ZP Holdings, Inc. trademarks:	None.

Zosano Pharma, Inc. trademarks:	“Zosano Pharma”